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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                  July 30, 2002
           -------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
           -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     33-45499              36-3809819
-----------------------------       ------------        -----------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)         Identification No.)



                216 Evergreen Street, Bensenville, Illinois 60106
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (630) 860-9542
                      ------------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On July 30, 2002 M-Wave, Inc. announced its second quarter results for 2002. The full text of M-Wave, Inc.'s July 30, 2002 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Exhibits

              99.1   Press Release issued by M-Wave, Inc. dated July 30, 2002.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2002

                                         M-WAVE, INC.


                                         By: /s/ PAUL S. SCHMITT
                                             -----------------------------------
                                             Name:  Paul S. Schmitt
                                             Title: Controller; Chief Accounting
                                                    Officer




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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                              DESCRIPTION
     -------                            -----------

       99.1         Press Release issued by M-Wave, Inc. dated July 30, 2002






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